UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 11, 2019, Regis Corporation (the “Company”) announced the appointment of Kersten D. Zupfer, 44, as Executive Vice President and Chief Financial Officer (CFO), effective November 11, 2019. Ms. Zupfer will replace Andrew H. Lacko, who is leaving the Company for another opportunity. Mr. Lacko will remain employed through the end of November to facilitate a smooth transition of responsibilities.

Ms. Zupfer has served in accounting and finance roles of increasing leadership at Regis for more than 12 years. Most recently, she served as Senior Vice President and Chief Accounting Officer since November 2017, prior to which she served as Vice President, Corporate Controller, Chief Accounting Officer since December 2014. Ms. Zupfer will continue to serve as the chief accounting officer in her new role as CFO.
In connection with Ms. Zupfer’s promotion to CFO, the Compensation Committee approved the following compensation for Ms. Zupfer: (i) an annual base salary and allowance of $457,000, (ii) a target annual bonus opportunity of 60% of her annual base salary (with her annual bonus for fiscal 2020 pro-rated based on the different target levels in effect during each portion of the year), and (iii) an incremental equity award with a grant date fair value of $525,000, comprised of 75% performance stock units and 25% restricted stock units. Ms. Zupfer will also participate in other benefits provided to the Company’s executive officers.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

99	Regis Corporation News Release dated November 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: November 12, 2019	By:	/s/ Amanda P. Rusin
Name: Amanda P. Rusin, Title: Secretary